Commonwealth
Cash Reserve Fund



                            ANNUAL REPORT
                           March 31, 1999






Commonwealth Cash Reserve Fund, Inc.
P. O. Box 1192
Richmond, Virginia  23209-1192
(800) 338-3383





                       Message to our Shareholders


We are pleased to present the annual report for the Commonwealth Cash Reserve Fund (the Fund) for the period ended March 31, 1999.

The U.S. econonmy in in the ninth year of an economic expansion, a fact that has confounded many economists. Robust growthover the past twelve months, accompanied by falling inflation and strong productivity gains, fueled another yaer of strong stock market gains and a bond market rally that hit its zenith in the second half of 1998 which pushed most interst rates to their lowest level in decades. These gains, however, came in a period of great price volatility. This last year will be noteworthy in history as one which saw a near financial panic worldwide emanating initially from Asia and a large hedge fund failure but which moved quickly to Russia and Latin America. During this brief but very significant period, most world stock markets, including the U.S., experienced very heavy losses while interest rates in the U.S. plunged. In September, the Federal Reserve moved agressively to lower rates with the first of three reductions in the overnight bank rate that brought it from 5.50% to 4.75% in six weeks. This agressive by our central bank restored confidence in our U.S. markets and commenced the recovery in most world markets. In an abrupt turnaround, by the end of the Fund's fiscal year, investors were focused on the strong worldwide recovery and the potential for inflation. U.S. investors were also concerned that worker productivity gains and declines in commodity prices, which have contained inflation over the past few years, may soon end.

In this environment of global economic crises, within a period of strong economic growth and suprisingly low inflation, many local government invetors turned to the Fund to provide stable short-term returns and daily liquidity. Becasue a money market fund such as the Commonwealth Cash Reserve Fund can invest in only short-term investment securities with terms to maturity as long as thirteen months, the return will be relatively stable and will generally outperform alternative short-term investments during periods of declining and volatile interest rates. Thus investors in the Fund enjoyed above average market returns during the fiscal year.

To ensure that investor funds are properly safeguarded during these volatile times, we have continued to focus attention on maintaining a high level of credit quality. In particular, a prudent percentage of the portfolio has been invested in U.S. Goverment obligations and repurchase agreements backed by U.S. Government obligations. At the end of the quarter, fully 30% of the portfolio was invested in these securities ensuring both superior credit quality and a high degree of liquidity. The remainder of the portfolio is invested in other top rated short-term money market securities.

The Commonwealth Cash Reserve Fund will continue its tradition of care and prudence in the management of local government investments. We look forward to the continued opportunity to meet your investment needs.









                      Report of Independent Auditors




To the Shareholders and Board of Directors of the Commonwealth Cash Reserve Fund, Inc.


We have audited the statement of net assets of the Commonwealth Cash Reserve Fund, Inc. (the "Fund") as of March 31, 1999, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1998 and financial highlights for the years through March 31, 1998 were audited by other auditors whose report dated April 24, 1998, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above represent fairly, in all material respects, the financial position of the Fund at March 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with generally accepted accounting principles.



ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 20, 1999






                    COMMONWEALTH CASH RESERVE FUND, INC.

                         Statement of Net Assets

                             March 31, 1999

                                       Face
                                      Amount                          Value
                                      ($000)      Rate     Date       ($000)


BANKER'S ACCEPTANCES (4.6%)

Mellon Bank                           $1,792      4.78%    4/27/99    $1,786
Mellon Bank                            1,738      4.81%    5/06/99     1,730
Mellon Bank                            1,680      4.81%    5/18/99     1,669
                                                                      ------
TOTAL BANKER'S ACCEPTANCES                                             5,185
                                                                      ------


CERTIFICATES OF DEPOSIT (20.7%)

CIBC Bank (NY)                         1,000      5.74%    4/01/99     1,000
Rabobank (NY)                          4,500      5.71%    4/16/99     4,501
Rabobank (NY)                          1,000      5.70%    4/20/99     1,000
Bank of Montreal (CHIC)                3,500      4.86%    4/21/99     3,500
Morgan Guaranty Trust                  7,000      4.85%    5/17/99     7,000
Toronto Dominion Bank (NY)             6,500      5.05%    2/14/00     6,492
                                                                      ------
TOTAL CERTIFICATES OF DEPOSIT                                         23,493
                                                                      ------


COMMERCIAL PAPER (39.6%)

Salomon Smith Barney Holdings, Inc.    5,900      4.86%    4/08/99     5,894
J.P. Morgan & Co., Inc.                2,800      4.86%    4/09/98     2,797
Centric Captial Corp.                  4,500      4.89%    4/12/98     4,493
Bear Stearns Co., Inc.                 4,500      4.87%    4/13/98     4,493
J.P. Morgan & Co., Inc.                3,000      4.93%    4/19/98     2,993
Credit Suisse First Boston             7,000      4.88%    4/22/98     6,980
General Electric Capital Corp.         3,000      5.09%    4/22/98     2,991
Ford Motor Credit Corp.                6,000      4.87%    4/27/99     5,979
Bear Stearns Co., Inc.                 2,000      4.90%    5/17/99     1,988
Goldman Sachs Corp.                    6,500      4.88%    5/19/99     6,458
                                                                      ------
TOTAL COMMERCIAL PAPER                                                45,066
                                                                      ------


CORPORATE NOTE (5.7%)

First National Bank of Chicago         6,500      4.86%    5/04/99     6,500
                                                                      ------
TOTAL CORPORATE NOTE                                                   6,500
                                                                      ------


U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (28.9%)

Federal Home Loan Bank Note            3,000      5.61%    6/11/99     2,999
Federal Home Loan Bank Note            4,000      5.00%    1/05/00     3,999
Federal Home Loan Bank Note            2,000      5.05%    3/01/00     2,000
Federal Home Loan Bank Discount Note     885      4.80%    4/01/99       885
Student Loan Marketing Association
  Irrevocable Letter of Credit
  Guaranteeing Notes of USA Group
  Secondary Market Services           15,218      4.84%    4/09/99    15,202
Federal Home Loan Mortgage
  Corporation Discount Note              520      4.78%    4/15/99       519
Federal Home Loan Mortgage
  Corporation Discount Note            1,540      4.80%    4/23/99     1,536
Federal Home Loan Mortgage
  Corporation Discount Note            4,210      4.80%    5/06/99     4,190
Federal Home Loan Mortgage
  Corporation Discount Note            1,566      4.85%    5/20/99     1,556
                                                                      ------
TOTAL U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS                                                         32,886
                                                                      ------


TOTAL INVESTMENTS (99.5%) (Cost $113,130)                            113,130
                                                                     -------
OTHER ASSETS AND LIABILITIES
   Interest Receivable and Other Assets                                  663
   Distribution Fees Payable                                              (2)
   Audit Fees Payable                                                     (9)
   Legal Fees Payable                                                     (8)
   Custodian Fees Payable                                                 (4)
   Other Accrued Expenses                                                (39)
                                                                     -------
                                                                         601
                                                                     -------
NET ASSETS (100%)
   Applicable to 113,731,400 outstanding shares of
   beneficial interest (500,000,000 shares  authorized
   - no par value)                                                   113,731
                                                                     -------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE                                                       $ 1.00
                                                                     -------

AT MARCH 31, 1999 NET ASSETS CONSISTED OF:

                                                     Amount             Per
 				                                                 (000)            Share

Paid in Capital                                     $113,731          $ 1.00
Undistributed Net Investment Income                     -           	   -
Accumulated Net Realized Gain                           -               -
Unrealized Appreciation (Depreciation)
  of Investments                                        -               -
                                                     -------            ----
NET ASSETS                                          $113,731          $ 1.00
                                                     -------            ----





The accompanying notes are an integral part of these financial statements.




                       Statement of Operations
                      Year Ended March 31, 1999

                                                                						 (000)
INVESTMENT INCOME

Income
  Interest                                                           $ 7,198
                                                                       -----
Expenses
  Management Fees                                                        225
  Custodian                                                               26
  Distribution Fees                                                       31
  Legal                                                                   23
  Audit                                                                   12
  Directors Fees and Expenses                                              8
  Insurance, Registration Fees and Other                                  10
  Miscellaneous                                                            3
  Expenses waived by Investment Advisor and Distributor                 (136)
                                                                       -----
Total Expenses                                                           199
	                                                                      -----
  Net Investment Income                                              $ 6,999
                                                                       -----
Net Increase in Net Assets
  Resulting From Operations                                          $ 6,999
                                                                       -----





                    Statement of Changes in Net Assets


                                                        Year Ended March 31,
                                                    		 	1999           1998
		                                                      (000)          (000)
INCREASE IN NET ASSETS RESULTING FROM

OPERATIONS
 Net Investment Income                               $  6,999       $  6,477
                                                      -------        -------
DISTRIBUTIONS
 Net Investment Income                                 (6,999)        (6,477)
                                                      -------        -------
CAPITAL SHARE TRANSACTIONS (at $1.00 per share)
 Issued                                               373,085        216,592
 Redeemed                                            (386,712)      (218,893)
 Distributions Reinvested                               6,999          6,477
                                                      -------        -------
	Net Increase (Decrease) from Capital Share
  Transactions                                         (6,628)         4,176
                                                      -------        -------
	Total Increase (Decrease) in Net Assets               (6,628)         4,176
                                                      -------        -------
NET ASSETS
	Beginning of Year                                    120,359        116,183
                                                      -------        -------
 End of Year                                         $113,731       $120,359
                                                      -------        -------


The accompanying notes are an integral part of these financial statements.




                           Financial Highlights


                                                    Year Ended March 31,
For a Share Outstanding
Throughout Each Year                     1999      1998      1997      1996      1995

NET ASSET VALUE, BEGINNING OF YEAR     $1.000    $1.000    $1.000    $1.000    $1.000
                                       ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
		Net Investment Income                 0.053     0.055     0.053     0.058     0.049
                                       ------    ------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS        0.053     0.055     0.053     0.058     0.049
                                       ------    ------    ------    ------    ------
LESS:	DISTRIBUTIONS
		Net Investment Income                (0.053)   (0.055)   (0.053)   (0.058)   (0.049)
                                       ------    ------    ------    ------    ------
TOTAL DISTRIBUTIONS                    (0.053)   (0.055)   (0.053)   (0.058)   (0.049)
                                       ------    ------    ------    ------    ------

NET ASSET VALUE, END OF YEAR           $1.000    $1.000    $1.000    $1.000    $1.000
                                       ------    ------    ------    ------    ------

Total Return                            5.40%     5.68%     5.43%     5.90%     5.01%
                                       ------    ------    ------    ------    ------
Ratios/Supplemental Data
Net Assets, End of Period (000)      $113,731  $120,359  $116,183  $102,614  $130,940
Ratio of Expenses to Average
    Net Assets <F1>                     0.15%     0.15%     0.15%     0.15%     0.70%
Ratio of Net Investment Income
    to Average Net Assets               5.28%     5.54%     5.31%     5.78%     4.91%
                                     --------  --------  --------  --------  --------

<F1>
Certain fees were voluntarily waived in the fiscal years ended March 31, 1999, 1998,
1997, 1996 and 1995.  If these fees had not been waived, the ratio of expenses to average net assets would have been .25%, .25%, .28%, .29% and .29% respectively for the fiscal years ended March 31, 1999, 1998, 1997, 1996 and 1995.  The ratio of net investment income to average net assets would have been 5.18%, 5.44%, 5.18%, 5.64%
and 4.77%, for the fiscal years ended March 31, 1999, 1998, 1997, 1996 and 1995, respectively.




The accompanying notes are an integral part of these financial statements.




                     Notes to Financial Statements


ORGANIZATION

A. The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986.
The Fund provides comprehensive investment management to counties, cities, towns, political subdivisions and public bodies. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

B. The following significant accounting policies of the Fund are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The significant accounting policies are as follows:

1. Securities held are valued at amortized cost, which approximates fair value at March 31, 1999. It is the Fnd's policy to compare amortized cost and fair value of securities weekly and on the last business day of each month.

2. Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

3. Dividends from net investment income are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last business day of each month.

4.  The Fund invests cash in repurchase agreements secured by U.S.
Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. As of March 31, 1999, there were no repurchase agreements held by the Fund.

5. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. As March 31, 1999, the cost of securities for federal income tax purposes is the same as the amounts reported for financial reporting purposes.


FEES AND CHARGES

C. Public Financial Management, Inc. ("PFM"), an investment advisory firm, provides investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the Fund expiring November 21, 1999. Fees for investment advisory services are calculated at an annual rate of .12 of 1% of the Fund's average daily net assetsup to $200 million,
 .10% on the next $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million. Fees for administration services are calculated at an annual rate of .05% of average daily net assets. Fees for transfer agent services are limited to out-of-pocket expenses attributable to the performance of duties under the transfer agency agreement. There have been no transfer agent fees charged for the year ended March 31, 1999. PFM waived $130,000 of its fees under the advisory, administration, and transfer agency agreements so that the aggregate operating expenses of the Fund for the Fund's fiscal year ended March 31, 1999would not exceed .15% of the Fund's average net assets. Fees paid to PFM, after such waiver for the year represented .07% of average net assets.

The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to the distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the year ended March 31, 1999, total payments made to the Distributor under the Plan were $26,700, after waiving fees of $6,000.

During the year ended March 31, 1999, the Fund paid approximately $11,400 for legal services of a law firm of which the Secretary of the Fund is a Partner.


GOVERNMENT ACCOUNTING STANDARDS

D. Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS its March 31, 1999 investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by broker's or dealer's trust department or agent but not in the Fund's name.


                          Other Information


CHANGE IN INDEPENDENT AUDITOR

On June 24, 1998, the Fund's Board of Directors Determined not to retain PricewaterhouseCoopers LLP ("PwC") as the Fund's independent auditor. At the same time, the Board voted to appoint Ernst & Young LLP to serve as the Fund's independent auditor for the fiscal year ended March 31, 1999. As required under rules adopted by the Securities and Exchange Commission, this change was reported on the Fund's semi-annual report on Form N-SAR, which report was filed with the Commission on December 7, 1998. During the Fund's two most recent fiscal years prior to the change in independent auditor, PwC's audit reports contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles or practices, financial statement disclosure, or auditing scope procedures, which disagreement, if not resolved to PwC's satisfaction, would have caused PwC to make a reference to the subject matter of the disagreement in connection with its report. PwC's report on the Fund's financial statements for the two most recent fiscal years prior to the change in independent auditor, did not contain any adverse opinion and was not qualified as to uncertainty, audit scope or accounting principles.


YEAR 2000

As the Year 2000 approaches, an issue has emerged regarding how existing microprocessors, computer hardware and computer software, including software programs and operating systems can accomodate this date value. Failure of systems could affect net asset values, portfolio yields, shareholder services and the processing of transactions. The Fund has taken steps that it believes are reasonably designed to address the potential failure of systems used by the Fund and its third party service providers, including the custodians, due to the Year 2000 issues. The Fund has identified the systems which it has assessed as mission critical, and is obtaining readiness disclosure statements from vendors, significant counter-parties, suppliers and other service providers. Testing of the mission critical systems was in process at March 31, 1999, and is expected to be completed by the end of the second quarter of 1999. Additionally, the Fund is in the process of developing a contingency plan which it expects to complete by the end of third quarter of 1999.

The Fund does not expect that the financial condition or results of operations of the Fund will be significantly affected by the costs of converting systems. However, because of the ultimately unpredictable consequences of the Year 2000 issue, the Year 2000 could have a material impact on the operations of the Fund.





















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Investment Adviser
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Custodian
	Wachovia Bank, N.A.
	1021 East Cary Street
	P. O. Box  27602
	Richmond, Virginia 23261

Administrator and Transfer Agent
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Distributor
	Commonwealth Financial Group, Inc.
	38 Cohasset Lane
	Cherry Hill, New Jersey 08003

Independent Accountants
	Ernst & Young, LLP
 Two Commerce Square, Suite 4000
 2001 Market Street
 Philadelphia, Pennsylvania  19103


Co-Counsel
	McGuire, Woods, Battle & Boothe, L.L.P.
	One James Center
	901 E. Cary Street
	Richmond, Virginia 23219

	Laura Anne Corsell, Esq.
	7307 Elbow Lane
	Philadelphia, Pennsylvania 19119



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's
Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.